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Utz Brands, Inc.

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Utz Brands, Inc. Announces Intent to Adjourn
2021 Annual Meeting of Stockholders

Meeting to be Adjourned and Continued on May 20, 2021, for Stockholders to
Review the Company’s Amended Annual Report

Hanover, PA, May 5, 2021 – Utz Brands, Inc. (NYSE:UTZ), a leading U.S. manufacturer, marketer and distributor of high-quality, branded snacking products, announced today that it intends to call to order and then immediately adjourn its virtual annual meeting of stockholders to be accessed by visiting www.virtualshareholdermeeting.com/Utz2021, commencing at Thursday, May 6, 2021, at 9:00 a.m., Eastern Time. The adjournment of the virtual annual meeting of stockholders will be until 9:00 a.m., Eastern Time on Thursday, May 20, 2021 to be accessed by visiting www.virtualshareholdermeeting.com/Utz2021. No changes have been, or are expected to be, made to the record date or the proposals to be brought before the Annual Meeting, which are presented in the previously distributed proxy statement.
The Company previously announced that it intends to file restated financial statements for the fiscal year ended January 3, 2021 contained in the Company’s Annual Report on Form 10-K for the fiscal year ended January 3, 2021 (the “2020 Annual Report”) to reflect the effects of the reclassification of certain warrants such that they are accounted for as liabilities and marked-to-market pursuant to new guidance from the U.S. Securities and Exchange Commission (the “Commission”). The Company currently expects to file the amended 2020 Annual Report on or about Thursday, May 13, 2021. The Company is adjourning the annual meeting to allow stockholders sufficient time to review the amended 2020 Annual Report.
As described in the previously distributed proxy materials, stockholders are entitled to notice of, and to vote at, the Annual Meeting and at any adjournments thereof if they were a stockholder of record as of the close of business on March 15, 2021. To be admitted to the Annual Meeting at www.virtualshareholdermeeting.com/Utz2021, stockholders must enter the control number found on the proxy card and related instructions provided with the Company’s previously distributed proxy materials. Beneficial owners of shares held in street name will need to follow the instructions provided by the broker, bank or other nominee that holds their shares. Eligible stockholders may participate in and vote at the Annual Meeting by following the instructions available on the meeting website during the meeting. The Company has designed the format of the Annual Meeting to ensure that stockholders are afforded similar rights and opportunities to participate as they would have at an in-person meeting.
Further information regarding the matters to be acted upon at the Annual Meeting is set forth in the proxy statement and other proxy materials for the Annual Meeting. The proxy statement and related materials are available at www.proxyvote.com. Stockholders of record may submit their votes for matters to be considered at the annual meeting until the polls are formally closed. Stockholders who have already voted in accordance with the instructions contained in the proxy statement and related materials do not need to submit new proxy cards or give new voting instructions unless they wish to change their votes. Stockholders who have not yet voted can still use the proxy cards and voting instruction forms previously provided to them. The Company’s Board of Directors encourages all stockholders to review the proxy statement and amended 2020 Annual Report carefully before voting.
About Utz Brands, Inc.
Utz Brands, Inc. (NYSE: UTZ) manufactures a diverse portfolio of savory snacks through popular brands including Utz®, On The Border® Chips & Dips, Golden Flake®, Zapp’s®, Good Health®, Boulder Canyon®, Hawaiian® Brand, and TORTIYAHS!®, among others.
After a century with strong family heritage, Utz continues to have a passion for exciting and delighting consumers with delicious snack foods made from top-quality ingredients. Utz’s products are distributed nationally through grocery, mass merchandisers, club, convenience, drug and other channels. Based in Hanover, Pennsylvania, Utz operates fourteen facilities located in Pennsylvania, Alabama, Arizona, Illinois, Indiana, Louisiana, Washington, and Massachusetts. For more information, please visit www.utzsnacks.com or call 1-800-FOR-SNAX.
Investors and others should note that Utz announces material financial information to its investors using its investor relations website (https://investors.utzsnacks.com/investors/default.aspx), SEC filings, press releases, public conference calls and webcasts. Utz uses these channels, as well as social media, to communicate with our stockholders and the public about the Company, the Company’s products and other issues. It is possible that the information that Utz posts on social media could be deemed to be material information. Therefore, Utz encourages investors, the media, and others interested in the Company to review the information posted on the social media channels listed on Utz’s investor relations website.
Forward-Looking Statements
This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Utz’s actual results may differ from its expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, Utz’s expectations with respect to future performance. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside Utz’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: the risk that the recently completed business combination with Collier Creek Holdings and other acquisitions recently completed by Utz (collectively, the “Business Combinations”) disrupt plans and operations; the ability to recognize the anticipated benefits of such Business Combinations, which may be affected by, among other things, competition and the ability of the Company to grow and manage growth profitably and retain its key employees; the outcome of any legal proceedings that may be instituted against the Company following the consummation of such Business Combinations; changes in applicable law or regulations; costs related to the Business Combinations; the inability of the Company to maintain the listing of the Company’s Class A Common Stock on the New York Stock Exchange; the inability of the Company to develop and maintain effective internal controls; the risk that the Company’s gross profit margins may be adversely impacted by a variety of factors, including variations in raw materials pricing, retail customer requirements and mix, sales velocities and required promotional support; changes in consumers’ loyalty to the Company’s brands due to factors beyond the Company’s control; changes in demand for the Company’s products affected by changes in consumer preferences and tastes or if the Company is unable to innovate or market its products effectively; costs associated with building brand loyalty and interest in the Company’s products, which may be affected by the Company’s competitors’ actions that result in the Company’s products not suitably differentiated from the products of competitors; fluctuations in results of operations of the Company from quarter to quarter because of changes in promotional activities; the possibility that the Company may be adversely affected by other economic, business or competitive factors; and other risks and uncertainties set forth in the section entitled “Risk Factors” and “Forward-Looking Statements” in the Company’s Annual Report on Form 10-K filed with the Commission for the fiscal year ended January 3, 2021 and other reports filed by the Company with the Commission. Some of these risks and uncertainties may in the future be amplified by the COVID-19 outbreak and there may be additional risks that Utz considers immaterial or which are unknown. It is not possible to predict or identify all such risks. Utz cautions that the foregoing list of factors is not exclusive. Utz cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Utz does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based, except as otherwise required by law.
Investor Contact
Kevin Powers
Utz Brands, Inc.
kpowers@utzsnacks.com

Media Contact
Kevin Brick
Utz Brands, Inc.
kbrick@utzsnacks.com